SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50441

Date of Report: April 28, 2010

CHINA DIGITAL ANIMATION DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

New York	84-1275578
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

15 West 39th Street, Suite 14B	10018
(Address of principal executive offices)	(Zip Code)

212-391-2688
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics

On April 28, 2010 the Registrant’s Board of Directors adopted the “China Digital Animation Development, Inc. Employee Code of Business Conduct and Ethics.”  The Code of Ethics is applicable to all members of the Board of Directors, officers and employees of China Digital Animation Development and its subsidiaries.

Item 9.01	Financial Statements and Exhibits

Exhibits

14.	China Digital Animation Development, Inc. Employee Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2010	CHINA DIGITAL ANIMATION DEVELOPMENT, INC.
By /s/ Fu Qiang
Fu Qiang, Chief Executive Officer